April 18, 2006

Securities and Exchange Commission
Division of Corporation Finance
100 F. Street, N.E.

Washington D.C. 20549

    Attn:    Barbara C. Jacobs, Assistant Director, Daniel Lee,
             Staff Counsel, and Anne Nguyen, Special Counsel

    Re:      ANTs software inc.  (the "Company")
             Preliminary Proxy Statement on Schedule 14A filed April 3, 2006 File No. 0-16299

Dear Ms. Jacobs:

         Thank you for the comment letter concerning the above captioned matter. We have set forth below, on behalf of ANTs software inc. (the "Company"), the Company's responses to the comments of the Staff of the Securities and Exchange Commission (the "Commission") on the Company's Preliminary Proxy Statement on
Schedule 14A filed with the Commission on April 3, 2006. We are concurrently filing with the Commission an amended Preliminary Proxy Statement on Schedule 14A, and we enclosed herewith a copy of pages 8 through 10 of the same, marked to show changes, and which contains all changes. We have numbered this letter to correspond with the numbering in the comment letter.

     1. As requested, we have included the disclosure concerning the number of shares currently outstanding in the third full paragraph on page 9 under the heading "Overview" in the disclosure concerning Proposal Number 2. We have also disclosed the number of shares otherwise available for issuance, as well as the number of shares which will be available for issuance in the event that this Proposal is adopted.

     2. As requested, we have included the disclosure concerning the Company's ongoing use of authorized but unissued shares of Common stock for financing purposes in the fourth full paragraph on page 9 under the heading "Overview" in the disclosure concerning Proposal Number 2. We have also included the statement that there are no current plans, proposals or arrangements, written or otherwise, concerning use of any shares of common stock in connection with any acquisitions.

Securities and Exchange Commission
Division of Corporation Finance
April 18, 2006
Page 2
----------------------------------


     3. As requested, we have included the discussion concerning possible anti-takeover effects of the increase in authorized shares, in the fifth full paragraph on page 9 under the heading "Overview" in the disclosure concerning Proposal Number 2. In the sixth full paragraph on page 9 under the heading "Overview" in the disclosure concerning Proposal Number 2 we have disclosed the current anti-takeover mechanisms that are present in the Company's governing documents, or otherwise, and have disclosed the possibility that additional anti-takeover mechanisms may be considered in the next 12 months. Finally, in the fifth full paragraph on page 9 under the heading "Overview" in the disclosure concerning Proposal Number 2 we have included the requested statement.

         We also submit with this letter, the requested Company acknowledgement.

         Please feel to contact the undersigned, or Simran K. Singh of our office, should you have any questions or additional comments.

                                            VERY TRULY YOURS,

                                            THE CORPORATE LAW GROUP

                                            /S/ PAUL DAVID MAROTTA
                                            -------------------------
                                            PAUL DAVID MAROTTA

encl. as stated

                        COMPANY ACKNOWLEDGMENT STATEMENT

         In connection with the comments received by ANTs software inc. (the "Company") from the staff of the United States Securities and Exchange Commission (the "Commission") to the Preliminary Proxy Statement on Schedule 14A filed by the Company on April 3, 2006, the undersigned, the Chief Executive Officer of the Company, hereby acknowledges and agrees that:

1. The Company is responsible for the adequacy and accuracy of the disclosure in the Company's Proxy Statement on Schedule 14A;

2. Staff comments or changes to disclosure in response to staff comments do not foreclose the Commission from taking any action with respect to the Proxy Statement on Schedule 14A; and

3. The Company acknowledges that it may not assert staff comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

         In  Witness   Whereof,   the  undersigned  has  executed  this  Company
Acknowledgement Statement, effective as of the 14th day of April, 2006.

                                                     /S/ BOYD PEARCE
                                                     ---------------
                                                     Mr. Boyd Pearce

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               -------------------
                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to Rule 14a-12

                               ANTS SOFTWARE INC.

-------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

-------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No Fee Required.
[_] Fee computed on the table below per Exchange Act
    Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

                                       N/A
-------------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

                                       N/A
-------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

                                       N/A
-------------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

                                       N/A
-------------------------------------------------------------------------------

     (5)  Total fee paid:

                                       N/A
-------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials:

-------------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

                                      N/A
-------------------------------------------------------------------------------

     (2)  Form, schedule or registration statement no.:

                                       N/A
-------------------------------------------------------------------------------

     (3)  Filing party:

                                       N/A
-------------------------------------------------------------------------------

        (4) Date filed:

                                       N/A
-------------------------------------------------------------------------------

                                                   April 18, 2006

To the Shareholders of ANTs software inc.:

                  You are cordially invited to the 2006 Annual Meeting of Shareholders, which will be held on May 9, 2006, at 2:00 p.m. local time at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010-9949, (650) 344-5500. The company will host a reception for all attendees immediately following the meeting.

                  AT OUR MEETING, YOU WILL BE ASKED TO CONSIDER AND VOTE UPON THE FOLLOWING PROPOSALS: (I) TO ELECT TWO CLASS 3 DIRECTORS; (II) TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK BY 100,000,000 SHARES TO 200,000,000 SHARES OF COMMON STOCK, AND; (III) TO RATIFY THE APPOINTMENT OF BURR, PILGER & MAYER, LLP AS OUR INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

                  Details with respect to the meeting are set forth in the attached Notice of Annual Meeting and Proxy Statement.

                  In preparation for the meeting, we are asking that all shareholders who are planning to attend the meeting in person check the appropriate box on the proxy card. Without an RSVP, we cannot guarantee the availability of seating for all meeting attendees. If we do not have enough seating, first priority will be given to those individuals who have RSVPed in advance of the meeting.

                  Whether or not you plan to attend the meeting, you are urged to vote. Your vote is very important to us, and we encourage you to read the proxy statement and vote your shares as soon as possible. Voting instructions for voting by mail, telephone or Internet are included on the proxy card.

                  I look forward to seeing you at the Annual Meeting.

                                                     Sincerely

                                                     /S/ BOYD PEARCE
                                                     -----------------------
                                                     Boyd Pearce
                                                     Chief Executive Officer

                               ANTS SOFTWARE INC.
                           700 AIRPORT BLVD. SUITE 300
                              BURLINGAME, CA 94010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
OF ANTS SOFTWARE INC.

                  NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of ANTS SOFTWARE INC., a Delaware corporation (the "Company") will be held on May 9, 2006, at 2:00 p.m. local time at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010-9949, (650) 344-5500, to transact the following business:

     1. Elect two Class 3 directors of the Company. Francis K. Ruotolo and John R. Gaulding have been nominated to serve until the 2009 Annual Meeting, and until their successors have been elected and qualified;

     2. Approve an amendment to our Certificate of Incorporation to increase the authorized shares of common stock by 100,000,000 shares to 200,000,000 shares of common stock;

     3. Ratify the selection of Burr, Pilger & Mayer, LLP, as independent accountants for the Company for the calendar year ending December 31, 2006; and

     4. Consider and act upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

                  All of these matters to be voted upon are more fully presented and discussed in the Proxy Statement delivered with this notice. Your board of directors recommends that you vote in favor of the 3 proposals outlined in this Proxy Statement.

                  Your board of directors has fixed the close of business on March 31, 2006 as the record date for determining those shareholders who are entitled to receive notice of and to vote at this meeting or any adjournment or postponement thereof. A list of such shareholders will be available at the meeting and, for a ten-day period preceding the meeting, at the offices of the Company during ordinary business hours. The stock transfer books will not be closed between the record date and the date of the meeting.

                  Your vote is very important, regardless of the number of shares you own. Whether or not you plan to attend the meeting, please read the attached Proxy Statement and vote as promptly as possible via any of the methods described on the proxy card. You may revoke your proxy at any time prior to the time it is voted at the meeting or any adjournment thereof. If you attend the meeting and vote by ballot, your proxy will be revoked automatically, and only your vote at the meeting will be counted.

                       BY ORDER OF THE BOARD OF DIRECTORS

                           /S/ KENNETH RUOTOLO
                           --------------------------
                           KENNETH RUOTOLO, SECRETARY

BURLINGAME, CALIFORNIA

APRIL 18, 2006

                               ANTS SOFTWARE INC.
                        700 AIRPORT BOULEVARD, SUITE 300
                          BURLINGAME, CALIFORNIA 94010
                              _____________________

                                 PROXY STATEMENT

                   FOR THE 2006 ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 9, 2006
                              _____________________

         This Proxy Statement is being furnished to shareholders on or around April 21, 2006, in connection with the solicitation of proxies by the Board of Directors of ANTs software inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on May 9, 2006, at 2:00 p.m. local time at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010-9949, (650) 344-5500 (the "Annual Meeting").

                            ABOUT THE ANNUAL MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

         At the Annual Meeting, you will be asked to:

     1.   Elect two Class 3 directors;

     2. Approve an amendment to our Amended and Restated Certificate of Incorporation to authorize an additional 100,000,000 shares of Common Stock;

     3. Ratify the selection of Burr, Pilger & Mayer, LLP, as independent accountants for the Company for the year ending December 31, 2006; and

     4. Act upon such matters as may properly come before the Annual Meeting or any adjournments or postponements thereof. WHAT IS THE PROXY FOR, WHO CAN VOTE AND HOW DO I VOTE?

         This proxy statement informs you, the shareholders of the Company, about items that will be voted on at the Annual Meeting. The Statement also solicits proxies (a formal way of voting through legal representation) from those shareholders who are unable to attend the Annual Meeting. The proxy statement was prepared by the management of the Company for its Board of Directors. The Company is paying the cost of preparation of this Statement and for its mailing to and return of executed proxies from Shareholders.

         The proxy is for voting shares in connection with the Annual Meeting and at any adjournment or postponement of that meeting. The Annual Meeting will be held on May 9, 2006, at 2:00 p.m., local time, at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010-9949.

         You may vote at the Annual Meeting if you were a shareholder of record of Common Stock at the close of business on March 31, 2006. On March 31, 2006, there were outstanding 45,294,022 shares of Common Stock. The presence at the Annual Meeting, in person or by proxy, of a majority of the total number of shares entitled to vote on the record date constitutes a quorum for the transaction of business by such holders at the Annual Meeting. Each share is entitled to one vote on each matter that is properly brought before the Annual Meeting.

         A list of Shareholders entitled to vote at the Annual Meeting will be available at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, 94010-9949, on the date of the Annual Meeting. This list will also be available for 10 days prior to the Annual Meeting at the offices of the Company at 700 Airport Boulevard, Suite 300, Burlingame, California during normal business hours.

CAN I ATTEND THE ANNUAL MEETING?

         Yes. If you plan to attend the Annual Meeting, please check the appropriate box on your proxy card. If you are unable to attend the Annual Meeting you may vote by proxy. The enclosed proxy is solicited by the Company's Board of Directors and, when properly completed and returned, will be voted as you direct on your proxy. In the absence of contrary instructions, shares represented by such proxies will be voted FOR the proposals to be considered at the Annual Meeting and FOR the nominees for Class 3 director presented by the Board. You may revoke or change your proxy at any time before it is exercised at the Annual Meeting. To do this, send a written notice of revocation or another signed proxy with a later date to the Secretary of the Company at the Company's address set forth above. You may also revoke your proxy by giving notice and voting in person at the Annual Meeting.

HOW WILL VOTES BE COUNTED?

         The presence, in person or by proxy, of holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining the presence of a quorum. If your shares are held in the name of a nominee, and you do not tell the nominee how to vote your shares (so-called "broker non-votes"), the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. Even though broker non-votes will be counted as present to determine if a quorum exists, they will not be counted as present and entitled to vote on any non-routine proposal.

         The two director nominees who receive the greatest number of votes cast in person or by proxy at the Annual Meeting will be elected Class 3 directors of the Company. The affirmative vote of the holders of the majority of the shares present or represented by proxy at the Annual Meeting is required for the approval of the other matters to be voted upon. Abstentions will be treated as votes cast against the particular matter being voted upon.

HOW MAY I COMMUNICATE WITH THE COMPANY'S BOARD OF DIRECTORS?

         You may send correspondence to the Secretary of the Company, Mr. Kenneth Ruotolo, at 700Airport Boulevard, Suite 300, Burlingame, CA 94010. Mr. Ruotolo will submit your correspondence to the Board of Directors or the appropriate committee or director, as applicable.

IN WHAT WAYS CAN I VOTE?

         You have several options available to vote your shares without attending the Annual Meeting. You can vote by (i) completing, signing and returning the enclosed proxy, (ii) calling in your votes by telephone, or (iii) using the Internet. Please refer to the enclosed proxy card for further instructions.

         You can vote by telephone using the telephone number shown on your proxy card. The telephone voting procedure is designed to authenticate your identity and allow you to vote your shares. It will also confirm that your instructions have been properly recorded. If your shares are held in the name of a bank or broker, the availability of telephone voting will depend on the voting process of the bank or broker. Please follow whatever telephone voting instructions are on the form you receive from your bank or broker.

         You can vote on the Internet at the web address shown on the enclosed proxy card. The Internet voting procedure is designed to authenticate your identity and allow you to vote your shares. It will also confirm that your instructions have been properly received. If your shares are held in the name of a bank or broker, the availability of Internet voting will depend on the voting process of the bank or broker. Please follow whatever Internet voting instructions are on the form you receive from your bank or broker.

     IF YOU ELECT TO VOTE USING THE INTERNET YOU MAY INCUR TELECOMMUNICATIONS AND INTERNET ACCESS CHARGES FOR WHICH YOU ARE RESPONSIBLE.

                       PROPOSAL 1 - ELECTION OF DIRECTORS

         Our Board of Directors currently has six directors divided into three classes, and there is one vacancy for a Class 1 director following the resignation of Richard LaBarbera as a director of the Company on February 13, 2006. Members of each class serve for a three-year term, with one class of directors being elected each year. The nominees are directors currently designated as Class 3 Directors, whose terms expire at the 2006 Annual Meeting, and upon their respective successors being elected and qualified to serve. The enclosed proxy cannot be voted for a greater number of persons than two.

         The Board proposes the election of Francis K. Ruotolo and John R. Gaulding as Class 3 Directors for a term of three years, expiring at the 2009 Annual Meeting, and until their successors are elected and qualified to serve. The nominees have indicated to the Company that they will serve if elected.

         Unless otherwise indicated, all proxies that authorize the persons named therein to vote for the election of directors will be voted for the election of the nominees listed below. If the nominees are not available for election as a result of any unforeseen circumstance, it is the intention of the persons named in the proxy to vote for the election of such substitute nominees, if any, as our Board of Directors may propose.

                         NOMINEES FOR CLASS 3 DIRECTORS

         Class 3 directors generally serve a term of 3 years and until their successors are elected and qualified. It is anticipated that the Class 3 directors will serve until the annual meeting following the close of the 2008 fiscal year. The nominees for Class 3 directors are as follows:

FRANCIS K. RUOTOLO, AGE 68

         Francis Ruotolo is Chairman of the Board of the Company. Mr. Ruotolo became Chairman of the Board, Chief Executive Officer and President in January 2001. Prior to that time, he was a member of the Board of Advisors. Most recently, he was a director in the consulting practice of Deloitte & Touche. Prior to working at Deloitte Consulting Mr. Ruotolo was CEO of The Futures Group, a long term strategic planning consultancy whose clients included: IBM, American Airlines, Monsanto, Ford Motor Co., Pfizer, and numerous departments of the federal government. Mr. Ruotolo was Senior Vice President of Macy's California for seven years and held the same position at Lord & Taylor in New York. Mr. Ruotolo holds a BA degree in English/Journalism from Northeastern University, Boston, MA. Mr. Ruotolo resigned as President of the Company in March 2003 and resigned as the Company's Chief Executive Officer effective January 31, 2005. Mr. Ruotolo is the father of the Corporate Secretary/Chief Financial Officer, Kenneth Ruotolo.

JOHN R. GAULDING, AGE 60

         John R. Gaulding joined the Company's Board of Directors in January 2001. Mr. Gaulding is a private investor and consultant in the fields of strategy and organization. He is an independent director and serves on the audit and compensation committees of Monster Worldwide, Inc. Mr. Gaulding also serves on the board of Yellow Pages Group, Inc., a publicly held company listed on the Toronto Stock Exchange, where he is chairman of the Nominating and Governance Committee. Most recently, Mr. Gaulding served as a Senior Advisor to Deloitte Consulting specializing in e-Business strategy with responsibility for advising such clients as Hewlett Packard, 3Com, Bergen Brunswig, Longs Drugstores, SCE, and PG&E.

A plurality of the votes cast is necessary for the election of a director.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES LISTED ABOVE.

                     CLASS 1 DIRECTORS CONTINUING IN OFFICE

         The term of Class 1 directors expires at the annual meeting following the close of the 2006 fiscal year. The Class 1 directors and the Class 1 director positions are not up for re-election at this Annual Meeting. There is one vacancy for a Class 1 director following the resignation of Richard LaBarbera as a director of the Company on February 13, 2006

THOMAS HOLT, AGE 60

         Thomas Holt joined the Company's Board of Directors in November 2000. Mr. Holt is currently Vice President of Information Technology for Lucent, Inc. Mr. Holt was VP of Information Services and Chief Information Officer at International Network Services from May 1997 before its merger with Lucent. He has also acted as VP of MIS and CIO at Informix and held senior positions at Motorola after starting his career with IBM.

BOYD PEARCE, AGE 61

         Boyd Pearce joined the Company's Board of directors in January 2005. Mr. Pearce also serves as the Company's Chief Executive Officer. Prior to joining the Company in October 2004, Mr. Pearce was an Independent Consultant from October 2002 through October 2004; Chief Sales and Marketing Officer at CoVia from October 2001 through September 2002; CEO of eSOLD.com from March-September 2001; VP and General Manager USA, Hitachi Data Systems from March 1999 through February 2001. Mr. Pearce completed a Bachelor of Arts from the University of Kansas in 1967, majoring in Chemistry and Mathematics. He has also attended executive management programs at Harvard, Dartmouth and Penn State Universities. Mr. Pearce resigned as the Company's Chief Operating Officer effective February 1, 2005.

                     CLASS 2 DIRECTORS CONTINUING IN OFFICE

         The term of Class 2 director expires at the annual meeting following the close of the 2007 fiscal year. The Class 2 directors and the Class 2 director positions are not up for re-election at this Annual Meeting.

HOMER G. DUNN, AGE 65

         Homer G. Dunn joined the Company's Board of Directors in January 2001. Mr. Dunn has over 35 years of business experience encompassing sales, marketing, product management, and consulting. At present, he is Chairman of New Vine Logistics, the leading provider of direct to consumer fulfillment services for the wine industry.

ROBERT HENRY KITE, AGE 51

         Robert Kite joined the Company's Board of directors in January 2005. Since 1981, Mr. Kite has been President and C.O.O. of Kite Family Co., Inc. and the Managing General Partner of KFT LLLP, a family owned company whose assets and operations include, but are not limited to, commercial and industrial buildings, land holdings, stocks, bonds, commodities, MRI clinics, and hotel and retail development. Mr. Kite currently is a member of the Board of Directors of National Energy Group, a publicly traded oil and gas company in Dallas TX. Mr. Kite is also a director of E2020, a privately held internet education company in Scottsdale, AZ, Financialz, a privately held accounting software company in Tempe, AZ, and Child Help USA, a charitable organization. Mr. Kite graduated from Southern Methodist University (SMU) in 1977, with Bachelor of Science, Political Science and Psychology Minor in Business.

BOARD COMMITTEES

         The Board of Directors met 12 times during the fiscal year ended December 31, 2005 (the "Last Fiscal Year"). During the last fiscal year, all directors attended at least 75% of the total number of meetings of the Board of Directors and the Board committees of which they were a member during the term while they were serving as a member. The members of the Board of Directors are encouraged to attend the Company's annual shareholder meetings. Six directors attended last year's annual shareholders' meeting.

         The Company  has an Audit  Committee  established  in  accordance  with
Section 3(a)(58)(A) of the Securities Exchange Act of 1934, which consists of John R. Gaulding, Thomas Holt and Robert Kite. All of the members of the Audit Committee are independent directors as defined by Rule 4200(a)(15) of the NASDAQ Market Place Rules. John R. Gaulding is the chairperson of the committee. This committee, among other things, reviews the annual audit with the Company's independent accountants. In addition, the audit committee has the sole authority and responsibility to select, evaluate, and, where appropriate, replace the independent auditors or nominate the independent auditors for shareholder approval. The Audit Committee held four meetings during the last fiscal year.

         The Company also has a Compensation Committee, which was formed in June 2001 and which consists of Homer G. Dunn and Thomas Holt. Former director Richard LaBarbera was a member of the Compensation committee from October 17, 2005 until his resignation as a director on February 13, 2006. The Compensation Committee, among other things, reviews the compensation policies applicable to our senior officers. The Compensation Committee held no meetings during the last fiscal year.

         The Company established a Nominating and Governance Committee on October 17, 2005. The initial members of the Nominating and Governance Committee were Robert Kite, John R. Gaulding, and Richard LaBarbera, until Mr. LaBarbera's resignation on February 13, 2006. The Nominating and Governance Committee is chaired by Mr. Kite and has not met since its inception.

         The Company does not have any committees of the Board of Directors other than the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee.

         To date, all of the members of the Board of Directors (the "Board") have participated in the consideration of director nominees. It is our intention that the newly-formed Nominating and Governance Committee begin evaluating and nominating persons to serve as directors of the Company. All of the directors of the Company, with the exception of Francis K. Ruotolo and Boyd Pearce, and all directors serving on the three committees set forth above, are independent directors as defined by Rule 4200(a)(15) of the NASDAQ Market Place Rules.

         To date, in selecting  director  candidates,  the Board has  identified nominees by first evaluating the current members of the Board willing to continue in service. If any Board member does not wish to continue in service or if the Board decides not to nominate a member for re-election, then the Board has identified the desired skills and experience in light of the criteria outlined below. The Board has established a pool of potential director candidates from recommendations from the Board, senior management and shareholders.

         The Board then reviewed the credentials of potential director candidates (including potential candidates recommended by shareholders), conducted interviews and made formal nominations for the election of directors. In making its nominations, the Board considered a variety of factors, including the following factors: integrity, level of education, skills, background, independence, financial expertise, experience or knowledge with businesses relevant to the Company's current and future business plans, experience with businesses of similar size, all other relevant experience, understanding of the Company's business and industry diversity, compatibility with existing Board members, and such other factors as the Board deemed appropriate in the best interests of the Company and its shareholders. Proposed nominees were not evaluated differently depending upon who suggested such nominee as a director candidate. The Company has not, to date, paid any third party fee to assist in this process. It is intended that this director identification process will be undertaken by the Nominating and Governance Committee, and not by the full Board, during 2006.

         The Company will consider proposed nominees whose names are submitted to the Company's Secretary by shareholders. Proposals made by shareholders for nominees at an annual shareholders meeting must be received by the Secretary of the Company prior to the end of the fiscal year preceding such annual meeting. The Company does not have a formal policy with regard to the consideration of any director candidate recommended by shareholders. The Company has not adopted a formal policy because, to date, it has not received any director nominees from shareholders. The Board of Directors and the Nominating and Governance Committee will review periodically whether a formal policy concerning director candidates nominated by shareholders should be adopted.

COMPENSATION OF DIRECTORS

         Directors who are employees of the Company do not receive any compensation for service on the Board. The Company does not currently pay any cash compensation to non-employee directors. The Company generally grants options or warrants to purchase up to 125,000 shares of Common Stock to its non-employee directors, subject to a two-year vesting schedule. The Company granted Robert Kite an option to purchase 125,000 shares of Common Stock as a new non-employee director, and granted options to purchase 67,500 shares of Common Stock each to Homer Dunn, John Gaulding and Thomas Holt as continuing non-employee directors during the fiscal year ended December 31, 2005.

INDEMNIFICATION AGREEMENTS

         We have entered into Indemnification Agreements with each of our executive officers and directors that provide for indemnification against certain possible actions, lawsuits, judgments, legal and professionals' fees, and costs which may be brought against them in the course of their service. Such agreements do not provide indemnification for acts and omissions for which indemnification is not permitted under Delaware law.

            PROPOSAL 2 - AMENDMENT TO CERTIFICATE OF INCORPORATION TO
          INCREASE THE AUTHORIZED SHARES OF COMMON STOCK BY 100,000,000
                  SHARES TO 200,000,000 SHARES OF COMMON STOCK

OVERVIEW

         Our Board of Directors is proposing to amend the Company's Amended and Restated Certificate of Incorporation (the "Certificate") to authorize an increase in the number of shares of Common Stock by 100,000,000 shares, to 200,000,000 shares.


         In the event this Proposal is approved by our shareholders, we will present for filing the proposed amendment to our Certificate (the "Amendment"), in the form attached to this proxy statement as Appendix A, with the Delaware Secretary of State in order to authorize the increase in the number of shares of Common Stock. Once the Amendment is filed, the number of authorized shares of Common Stock will be increased from 100,000,000 to 200,000,000 shares, with a par value of $0.0001 per share.

         Our Board of Directors has approved this Proposal and recommends the amendment to our Certificate to authorize the increase in the number of authorized shares of Common Stock by 100,000,000 shares, to 200,000,000 shares.

         We currently have 100,000,000 authorized shares of common stock and 50,000,000 authorized shares of undesignated preferred stock. As of March 1, 2006 we had 45,239,120 shares of common stock issued and outstanding. We currently have no shares of preferred stock issued or outstanding. We have reserved 10,450,000 shares of common stock for issuance under the ANTs software inc. Amended and Restated 2000 Stock Option Plan. This left us with 44,310,880 shares for future financings and potential acquisitions, which our management believed was too few. With the increase in the authorized number of shares of common stock we are requesting, we will have 144,310,880 shares available for financings and acquisitions, which management believes should meet any future needs.

         ANTs has raised necessary financing for the past several years through sales of restricted shares of common stock. These shares have been sold to investors who were "Accredited," as defined in Rule 501 of Regulation D, and who were sold shares of common stock (frequently with accompanying warrants to purchase shares of common stock) at a discount to the then current bid or asked prices. We anticipate that, for the foreseeable future, we will continue to need available authorized and unissued shares of common stock in order to continue to raise necessary capital for our operations. We have no current plans, proposals or arrangements to use any of our authorized but unissued shares of common stock for any acquisitions.

         The additional authorized shares of common stock that will be available for issuance in the event this Proposal is approved, and the Amendment is filed, may be used by us to oppose a hostile takeover attempt or delay or prevent changes in the persons controlling us or removal of our management. For example, without further stockholder approval, our Board of Directors may be able to strategically sell shares of our common stock in a private transaction to purchasers who would oppose a takeover or favor our current Board of Directors. The Board of Directors may use the additional shares to resist or frustrate a third party transaction providing an above market premium that is favored by a majority of the independent stockholders.

         We currently have a staggered Board of Directors, which could make it difficult for a potential acquirer purchasing shares in the market to take control of our Board of Directors through a proxy contest. We have not adopted any shareholders rights plans, or so-called poison pills, but we may examine adoption of one or more such rights plans during the next 12 months.

REASONS TO AUTHORIZE THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK

         The purpose of this Proposal is to give our Board of Directors the flexibility and authority to provide for the issuance of an increased number of shares of Common Stock without delay and without the need for further action by the shareholders, except in connection with transactions for which Delaware law requires shareholder approval. The Common Stock would be available for issuance from time to time, without further shareholder approval, for any proper corporate purpose including but not limited to issuance in public or private transactions in connection with future acquisitions, financings, or stock splits. If, for example, the Company wishes to make an acquisition using the Company's equity, and the Board of Directors deems it in the best interests of the shareholders to do so, the effect of not having a sufficient number of shares authorized will introduce delay and expense due to the fact that a special shareholder vote will be necessary. This may jeopardize the Company's ability to take advantage of the acquisition opportunity. However, if sufficient authorized shares are available, the Company will be in a much better position to take advantage of favorable opportunities or meet business needs as they arise.

POTENTIAL EFFECTS OF AUTHORIZING THE ADDITIONAL SHARES OF COMMON STOCK

         As a result of the authorization of the additional shares of Common Stock, the number of authorized shares of Common Stock of the Company will be increased from 100,000,000 to 200,000,000, par value $0.0001 per share. The Company will still have 50,000,000 shares designated as Preferred Stock, par value $0.0001 per share. The shares of authorized Preferred Stock may be issued from time to time in series, with such series having their rights, preferences and privileges designated by the Board of directors.

         The amendment of the Certificate and authorization of an increased number of shares of Common Stock will not have any immediate effect on the rights of existing shareholders. However, the Board of directors will have the authority to issue the additional shares of Common Stock without requiring future shareholder approval, except as may be required by Delaware or other applicable law or regulations. To the extent that shares of the Common Stock are issued in the future, they may decrease the existing shareholders' percentage equity ownership and, depending on the price at which they are issued, could be financially dilutive to the existing shareholders as well.

VOTE REQUIRED AND PROCEDURE TO AUTHORIZE THE INCREASE IN COMMON STOCK

         The affirmative vote of the holders of the majority of the outstanding stock entitled to vote is required to approve this Proposal. In the event the shareholders approve this Proposal, we will present the Amendment for filing with the Delaware Secretary of State. Following the filing of the Amendment, the number of authorized shares of Common Stock will be increased from 100,000,000 to 200,000,000. The number of shareholders and the number of shares of common stock outstanding will not change.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NUMBER 2.

         PROPOSAL 3 - RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

         Burr, Pilger & Mayer, LLP has been selected by the Audit Committee to serve as the Company's independent accountants for the current fiscal year. The Company is asking you to ratify the selection of Burr, Pilger & Mayer, LLP as the Company's independent accountants. In the event that holders of a majority of the outstanding shares fail to ratify the selection of Burr, Pilger & Mayer, LLP, the Company will reconsider such selection, but may still select Burr, Pilger & Mayer, LLP as independent public accountants for the Company.

         Representatives of Burr, Pilger & Mayer, LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

AUDITOR'S FEES

         The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Company's annual financial statements and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

For the fiscal year ended December 31, 2004: $34,500
Expected billing for the fiscal year ended December 31, 2005:  $45,000

AUDIT-RELATED FEES

         Audit-Related Fees include review of interim financial statements, Form 10-QSB and related financial information. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review of the Company's financial statements and are not reported above under "Audit Fees" are as follows:

For the fiscal year ended December 31, 2004: $16,995
For the fiscal year ended December 31, 2005: $26,300

TAX FEES

         Tax Fees include preparation of Federal and State income tax returns for fiscal years ended December 31, 2004 and 2005. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

For the fiscal year ending December 31, 2004: $8,350
Expected billing for the fiscal year ending December 31, 2005: $11,000

ALL OTHER FEES

         All Other Fees include research, consultation and discussions related to various accounting and tax issues. The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above under "Audit Fees", "Audit Related Fees" and "Tax Fees" are as follows:

For the fiscal year ending December 31, 2004: $3,708
For the fiscal year ending December 31, 2005: $12,562

         The Company's Audit Committee pre-approved the principal types of services (audit, audit assurance and tax preparation) provided by the principal accountant during the year ended December 31, 2005. One hundred percent of "Audit-Related Fees", 100% of "Tax Fees" and 100% of "All Other Fees" were approved by the Company's Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X. The Company's Audit Committee has considered whether the provision of services rendered by its accountants is compatible with maintaining the accountant's independence. The Audit Committee reviews in advance, and grants any appropriate pre-approvals of, (i) all auditing services to be provided by the principal accountant and (ii) all non-audit services to be provided by the principal accountant as permitted by Section 10A of the Securities Exchange Act of 1934, and not specifically prohibited under the Sarbanes-Oxley Act of 2002, and in connection therewith approves all fees and other terms of engagement.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL NUMBER 3.

                            MANAGEMENT AND DIRECTORS

         The following table sets forth information with respect to our current executive officers, principal employees, consultants and directors.

NAME                                AGE     POSITION

Francis K. Ruotolo...................68     Chairman, Class 3 Director, term expires in 2006

Boyd Pearce..........................61     Chief Executive Officer, Class 1 Director, term expires in 2007

Joseph Kozak.........................55     President

Homer G. Dunn........................65     Class 2 Director, term expires in 2008

John R. Gaulding.....................60     Class 3 Director, term expires in 2006

Thomas Holt..........................60     Class 1 Director, term expires in 2007

Robert Henry Kite....................51     Class 2 Director, term expires in 2008

Clifford Hersh.......................58     Managing Director and Chief Scientist

Kenneth Ruotolo......................45     Chief  Financial  Officer,  Executive  Vice
                                            President,  Finance  and  Administration,  and
                                            Secretary

Jeffrey R. Spirn, Ph.D...............57     Vice President, Research and Development

Girish Mundada.......................38     Vice President, Engineering


JOSEPH KOZAK, AGE 55
PRESIDENT

         Mr. Kozak, has been President of the Company since June 10, 2005. Mr. Kozak was retained as a consultant of the Company for the period from April 18, 2005 to June 10, 2005. Commencing in March 2003, Mr. Kozak worked as a vice president of industry sales at Oracle Corporation. At Oracle, Mr. Kozak defined and executed global strategies for retail, distribution, life science, process manufacturing, and consumer packaged goods industries. Prior to Oracle, Mr. Kozak served as the CEO of Lombardi Software, a manufacturer of business process management solutions, from August 2000 to April 2002. From February 1999 to August 2000, Mr. Kozak served as equity partner for Ernst and Young, LLP where he was a member of the retail, distribution and consumer goods management team for North America.

CLIFFORD HERSH, AGE 58
MANAGING DIRECTOR AND CHIEF SCIENTIST

         Clifford Hersh joined the Company in March 1997. Previously, he was a founder and Chief Executive Officer of Move Resources, Inc. He was also Vice President of Engineering for Array Technologies, Inc. and Director of Advanced Development at Genigraphics Corporation. Mr. Hersh received a bachelor's degree in mathematics from the University of California at Berkeley, and a Master of Science degree in engineering from the Federal Institute of Technology, Zurich, Switzerland.

KENNETH RUOTOLO, AGE 45

CHIEF FINANCIAL OFFICER, EXECUTIVE VICE PRESIDENT, FINANCE AND ADMINISTRATION, AND SECRETARY

         Kenneth Ruotolo joined the Company in June 2001. Before joining the Company, Mr. Ruotolo was a founder and served as Vice President of Finance and Operations for eStar, Inc., a content developer and syndicator. Prior to eStar, Mr. Ruotolo was a partner for twelve years with era2, an interactive design and internet consulting agency. Mr. Ruotolo holds a B.A. degree in Economics from the University of California at Davis and an M.B.A. from Northeastern University.

JEFFREY R. SPIRN, PH.D., AGE 57
VICE PRESIDENT, RESEARCH AND DEVELOPMENT

         Jeffrey Spirn joined ANTs software inc. in March 2000, became Director of Engineering in February 2001 and was promoted to Vice President of Research and Development in September 2001. Before joining ANTs, Dr. Spirn was a software architect at Oracle, where he worked on application server, naming, and multithreading issues. Prior to that, Dr. Spirn worked for Sun Microsystems and in the HP and DEC research labs. Before his industrial career, Dr. Spirn was a Computer Science Professor at Brown and Penn State Universities, and held visiting positions at Bell Laboratories and the University of Hawaii. During this period, he published one book and many technical articles on network and operating system design and performance modeling. Dr. Spirn holds a Ph.D. in Electrical Engineering/Computer Science from Princeton University, and a B.S. in Electrical Engineering from M.I.T.

GIRISH MUNDADA, AGE 38
VICE PRESIDENT, ENGINEERING

         Girish Mundada joined the Company in September 2001. Prior to joining ANTs, he was a Senior Vice President and General Manager at NetSol International. Mr. Mundada has also held positions at Informix Corporation, including positions in development, management and senior management. Mr. Mundada completed a bachelor degree in Computer Science from the University of Pune, India, and obtained an MBA from the University of California at Berkeley.



                          SECURITY OWNERSHIP OF CERTAIN

                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 1, 2006, information regarding ownership of the Company's common stock by any person or entity, known by the Company to be the beneficial owner of more than five percent of the outstanding shares of common stock. The percentages are calculated on the basis of the number of outstanding shares of common stock on March 1, 2006 which was 45,239,120 plus, for each person, any securities that person has the right to acquire within 60 days following March 1, 2006 pursuant to options or warrants.

                                                                      Amount and Nature of
             Name and Address of Beneficial Owner                     Beneficial Ownership  Percent of Class
             ------------------------------------                     --------------------  ----------------
Constantin Zdarsky, c/o Tim Hanlon,
Alley, Maas, Rogers & Lindsay,
P.O. Box 431,  Palm Beach, FL 33480-0431 ...........................    5,010,000 (1)          11.07%

Donald R. Hutton, 10995 Boas Road
Sidney, B. C. Canada V8L 5J1 .......................................    3,502,500 (2)           7.74%

Alison B. Hicks, 10995 Boas Road
Sidney, B. C. Canada V8L 5J1 .......................................    3,502,500 (3)           7.74%

Whistler Design, 94 Dowdeswell Street
Box N-75-71, Nassau ................................................    2,502,500               5.53%

Perry Logan, PO Box 30370,
Las Vegas, NV  89173-370 ...........................................    3,285,000               7.26%


(1) Includes 3,160,000 shares of Common Stock owned by Mr. Zdarsky and warrants to purchase up to 1,850,000 shares of Common Stock.

(2) Includes 600,000 shares of Common Stock owned by Mr. Hutton, 2,502,500 shares of Common Stock in the name of Whistler Design, controlled by Mr. Hutton, and 400,000 shares of Common Stock in the name of Ms. Alison B. Hicks, Mr. Hutton's wife; does not include 90,000 shares of Common Stock which Mr. Hutton held in joint tenancy with Ms. Josephine
         C. Hutton and in which Mr. Hutton has disclaimed any beneficial interest or ownership.

(3) Includes 400,000 shares of Common Stock owned by Ms. Hicks, 2,502,500 shares of Common Stock in the name of Whistler Design, controlled by Donald R. Hutton, Ms. Hicks' husband, and 600,000 shares of Common Stock in the name of Mr. Hutton; does not include 90,000 shares of Common Stock which Mr. Hutton held in joint tenancy with Ms. Josephine
         C. Hutton and in which Mr. Hutton has disclaimed any beneficial interest or ownership.

SECURITY OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information regarding the beneficial ownership of the shares of Common Stock as of March 1, 2006, by each of the Company's directors and executive officers. The table also shows the beneficial ownership of the Company's stock by all directors and executive officers as a group. The table includes the number of shares subject to outstanding options and warrants to purchase shares of Common Stock. The percentages are calculated on the basis of the amount of outstanding shares of Common Stock on March 1, 2006, which was 45,239,120 plus, for each person, any securities that the person has the right to acquire within 60 days following March 1, 2006, pursuant to options or warrants.

                                                        Shares of Common
                                                            Stock
                                                         Beneficially      Percent
              Name and Address of Beneficial Owner (1)      Owned          of Class
-------------------------------------------------------- ---------------  ------------
 Directors and Nominees for Director
 Francis K. Ruotolo ....................................   1,042,500 (2)     2.30
 Boyd Pearce ...........................................   1,510,000 (3)     3.34
 Homer G. Dunn .........................................     187,500 (4)        *
 John R. Gaulding ......................................     187,500 (5)        *
 Thomas Holt............................................     187,500 (6)        *
 Richard LaBarbera .....................................      78,110 (7)        *
 Robert Henry Kite .....................................     625,000 (8)     1.38

 Executive Officers
 Joseph Kozak ..........................................    635,000  (9)     1.40
 Clifford Hersh ........................................    616,000 (10)     1.36
 Kenneth Ruotolo .......................................    439,000 (11)        *
 Jeffrey Spirn .........................................    380,000 (12)        *
 Girish Mundada ........................................    660,000 (13)     1.46
                                                        --------------------------
    11 directors and executive officers as a group .....  6,470,000         14.47
        * less than 1%


(1) Unless otherwise indicated, the address of each director and officer is c/o ANTs software inc., 700 Airport Blvd. Suite 300, Burlingame, CA 94010.

(2) Includes 20,000 shares of Common Stock purchased through a private offering, approved by the Company's board of directors and directed to certain accredited investors, a Warrant to purchase 20,000 shares of Common Stock and Options to purchase up to 1,002,500 shares of Common Stock. Pursuant to his Warrant and Option agreements, Mr. Ruotolo can acquire up to 1,022,500 shares of Common Stock in the next 60 days.

(3) Includes 5,000 shares of Common Stock purchased through a private offering, approved by the Company's board of directors and directed to certain accredited investors, a Warrant to purchase 5,000 shares of Common Stock and Options to purchase up to 1,500,000 shares of Common Stock. Pursuant to his Option and Warrant agreements, Mr. Pearce can acquire 1,505,000 shares of Common Stock in the next 60 days.

(4) Includes Options to purchase up to 187,500 shares of Common Stock. Pursuant to his Option agreements, Mr. Dunn can acquire 187,500 shares of Common Stock in the next 60 days. The address of Mr. Dunn is: c/o Evant Inc. 235 Montgomery Street, San Francisco, CA 94104.

(5) Includes Options to purchase up to 187,500 shares of Common Stock. Pursuant to his Option agreements, Mr. Gaulding can acquire 187,500 shares of Common Stock in the next 60 days. The address of Mr. Gaulding is: 115 Margarita Dr., San Rafael, CA 94901.

(6) Includes Options to purchase up to 187,500 shares of Common Stock. Pursuant to his Option agreements, Mr. Holt can acquire 187,500 shares of Common Stock in the next 60 days. The address of Mr. Holt is: c/o Lucent Technologies, 600 Mountain Ave, Murray Hill, NJ 07059.

(7) Represents the vested portion of Mr. LaBarbera's Option not forfeited when he resigned as a director of the Company on February 13, 2006.

(8) Includes 250,000 shares of Common Stock purchased through a private offering, approved by the Company's board of directors and directed to certain accredited investors, 125,000 shares of Common Stock purchased through the exercise of warrants, warrants to purchase 125,000 shares of Common Stock, and an Option to purchase up to 125,000 shares of Common Stock. Pursuant to his Option and Warrant agreements, Mr. Kite can acquire 250,000 shares of Common Stock in the next 60 days. The address of Mr. Kite is: 6910 East Fifth Avenue Scottsdale, Arizona 85251.

(9) Includes Options to purchase up to 635,000 shares of Common Stock. Pursuant to his Option agreements, Mr. Kozak can acquire 65,000 shares of Common Stock in the next 60 days.

(10) Includes 262,000 shares of Common Stock purchased through a warrant exercise during 2003 and Options to purchase up to 354,000 shares of Common Stock. Pursuant to his Option agreements, Mr. Hersh can acquire up to 354,000 shares of Common Stock in the next 60 days.

(11) Includes 5,000 shares of Common Stock purchased through a private offering, approved by the Company's board of directors and directed to certain accredited investors, a Warrant to purchase up to 5,000 shares of Common Stock, and Options to purchase up to 429,000 shares of Common Stock. Pursuant to his Option and Warrant agreements, Mr. Ruotolo can acquire 434,000 shares of Common Stock in the next 60 days.

(12) Includes 40,000 shares of Common Stock purchased through a private offering, approved by the Company's board of directors and directed to certain accredited investors, 40,000 shares of Common Stock purchased through the exercise of a warrant, and Options to purchase up to 300,000 shares of Common Stock. Pursuant to his Option agreements, Mr. Spirn can acquire 198,917 fully vested shares and 101,083 unvested shares of Common Stock in the next 60 days; however, purchase of unvested shares would be subject to the Company's right to repurchase.

(13) Includes Options to purchase up to 660,000 shares of Common Stock. Pursuant to his Option agreements, Mr. Mundada can acquire 660,000 shares of Common Stock in the next 60 days.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         To the best of the Company's knowledge, all the Company's officers, directors and 10% shareholders timely filed the reports required to be filed under Section 16(a) of the Securities Exchange Act of 1934, as amended, during the fiscal year ended December 31, 2005.

                             EXECUTIVE COMPENSATION

         This Table sets forth the annual compensation for the three most recent completed fiscal years of the named executive officers that were serving as executive officers during the last completed fiscal year or at the end of the last completed fiscal year.

                                             ANNUAL COMPENSATION                           LONG TERM COMPENSATION
                            ---------------------------------------------------------------------------------------------------
                                                                                      AWARD                   PAYOUTS
                                                                            ---------------------------------------------------

                                                            OTHER ANNUAL   RESTRICTED  SECURITIES
NAME AND PRINCIPAL                                          COMPENSATION      STOCK    UNDERLYING    LTIP        ALL OTHER
POSITION                     YEAR     SALARY      BONUS          (2)          AWARD(S) OPTIONS/SARs  PAYOUTS   COMPENSATION
-------------------------------------------------------------------------------------------------------------------------------
Francis K. Ruotolo (3)       2005    $175,000                  $ 33,333
Chairman of the board        2004    $181,250                  $106,667
                             2003    $183,333

Boyd Pearce (4)              2005    $175,000    100,000 (1)    $33,333                    750,000
Chief Executive Officer      2004    $ 25,001                                              750,000
and Director                 2003

Joseph Kozak-                2005    $ 98,910    100,000 (1)                               635,000 (6)            $37,000 (6)
President (5)                2004
                             2003

Clifford Hersh               2005    $192,500                  $ 36,667                     50,000
Managing Director            2004    $170,958                  $ 60,500                     20,000
and Chief Scientist          2003    $110,000

Kenneth Ruotolo              2005    $175,000                  $ 33,333
Secretary, Chief             2004    $155,416                  $ 46,667                    130,000
Financial Officer and        2003    $108,333
Executive Vice
President of Finance and
Administration

Jeffrey Spirn                2005    $153,127                  $ 29,167                    140,000
Vice President, Research     2004    $135,990                  $ 48,125                     20,000
and Development              2003    $ 87,500

Girish Mundada               2005    $187,500                  $ 33,333                    210,000
Vice President,              2004    $160,313     $25,000                                  130,000
Engineering                  2003    $124,323     $25,675                                  150,000



(1)      Earned in 2005, paid in 2006.

(2) Represents salary deferred during 2003 and 2004, which the Company paid back during 2004 and 2005, respectively.

(3) Mr. Ruotolo has been Chairman of the Board since January 2001 and also held the position of Chief Executive Officer from January 2001 through January 2005.

(4) Mr. Pearce joined the Company as President and Chief Operating Officer in October 2004 and was named Chief Executive Officer and appointed to the board of directors in February 2005.

(5) Mr. Kozak was a consultant to the Company from April 18, 2005 until June 10, 2005, when he was named President.

(6) Mr. Kozak was paid $37,000 and granted an option to purchase 125,000 shares of the Company's Common Stock while providing consulting services. Mr. Kozak was granted options to purchase 510,000 shares of the Company's Common Stock after he joined the Company as President.

(1)      Earned in 2005, paid in 2006.

(2) Represents salary deferred during 2003 and 2004, which the Company paid back during 2004 and 2005, respectively.

(3) Mr. Ruotolo has been Chairman of the Board since January 2001 and also held the position of Chief Executive Officer from January 2001 through January 2005.

(4) Mr. Pearce joined the Company as President and Chief Operating Officer in October 2004 and was named Chief Executive Officer and appointed to the board of directors in February 2005.

(5) Mr. Kozak was a consultant to the Company from April 18, 2005 until June 10, 2005, when he was named President.

(6) Mr. Kozak was paid $37,000 and granted an option to purchase 125,000 shares of the Company's Common Stock while providing consulting services. Mr. Kozak was granted options to purchase 510,000 shares of the Company's Common Stock after he joined the Company as President.

OPTION/SAR GRANTS IN THE LAST FISCAL YEAR

         The following table sets forth certain information concerning grants of options and warrants to purchase shares of Common Stock of the Company made during the last completed fiscal year to the executive officers named in the Summary Compensation Table.



                                 Number of
                                 securities        Percent of total
                                 underlying     options/ SARs granted      Per share
                               options/ SARs       to employees in      exercise price
Name                              granted          fiscal year (1)            (2)         Expiration date
----------------------------- ----------------- ----------------------- ---------------- -------------------
Boyd Pearce                       750,000               20.65                $1.45            10/18/14
Joseph Kozak (3)                  125,000                3.44                $2.36             5/3/15
Joseph Kozak                      375,000               10.33                $3.01             6/9/15
Joseph Kozak                      135,000                3.72                $2.60            10/12/15
Clifford Hersh                     50,000                1.38                $2.95            5/18/15
Girish Mundada                     75,000                2.07                $2.95            5/18/15
Girish Mundada                    135,000                3.72                $2.60            10/12/15
Jeffrey Spirn                     140,000                3.86                $2.31            4/24/15

(1) During the fiscal year ended December 31, 2005, the Company granted to its employees and directors options covering 3,631,500 shares of Common Stock.

(2) The exercise price is equal to the closing sale price of the common stock of the Company traded on the Over the Counter Bulletin Board on the grant date.

(3)      Granted to Mr. Kozak while he was a consultant to the Company.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS AS OF DECEMBER 31, 2005.

                                     Number of securities to
                                     be issued upon exercise    Weighted average exercise    Number of securities
           Plan category             of outstanding options,      price of outstanding      remaining available for
                                       warrants, and rights   options, warrants and rights         issuance
---------------------------------------------------------------------------------------------------------------------
Equity compensation plans
   Approved by security holders             8,060,801                     $2.17                    1,818,940
Equity compensation plans not
   Approved by security holders                 -                           -                          -
                                    ---------------------------                            --------------------------
Total                                       8,060,801                     $2.17                    1,818,940

OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES

         The following table sets forth information concerning the exercise of options and warrants during 2005 and the number and value of shares of common stock underlying unexercised options and warrants held by the named executive officers as of December 31, 2005. The table sets forth the aggregate dollar value realized upon the exercise of stock options and warrants during the last fiscal year, which is calculated by multiplying (i) the number of shares exercised by (ii) the fair market value of the Company's common stock on the date of exercise, as determined by the closing price of its common stock as traded on the Over-The-Counter Bulletin Board, less the exercise price paid for the shares. The value of unexercised in-the-money options and warrants is calculated by multiplying the number of shares underlying each exercisable option and warrant by the positive spread between its exercise price and $2.08 (which was the fair market value of the Company's common stock as of December 30, 2005).

AGGREGATED OPTION/WARRANT EXERCISES IN 2005 AND FISCAL YEAR-END OPTION/WARRANT VALUES

                             Shares
                            Acquired                       Number of Securities                  Value of Unexercised
                               On                     Underlying Unexercised Options            In-the-Money Options &
                            Exercise         Value     & Warrants at Year-End(#) (1)            Warrants at Year-End($)
Name                           (#)        Realized($)   Exercisable       Unexercisable       Exercisable  Unexercisable
-------------------------- ------------ ------------- ------------------ ------------------ ------------- ----------------
Francis K. Ruotolo............       -             -          1,002,500                  -        $75,200               -
Boyd Pearce...................       -             -          1,500,000                  -       $472,500               -
Joseph Kozak                                                    635,000                  -              -               -
Kenneth Ruotolo...............       -             -            429,000                  -       $164,922               -
Clifford Hersh ...............                                  354,000                  -        $68,120               -
Jeff Spirn....................       -             -            300,000                  -        $67,200               -
Girish Mundada                       -             -            660,000                  -        276,650               -

(1) Does not include warrants issued in connection with investments by executive officers in private offerings conducted by the Company. See SECURITY OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS.

SEPARATION AGREEMENTS

         On January 8, 2001, the Company entered into a Separation Agreement with Mr. Francis K. Ruotolo pursuant to which, among other things, it agreed to pay Mr. Ruotolo his salary for a period of six months following the termination of his employment in the event Mr. Ruotolo terminates his employment for Good Cause or in the event the Company terminates Mr. Ruotolo's employment without Cause. The Company and Mr. Ruotolo mutually agreed to terminate this Separation Agreement, effective as of January 31, 2005.

                             AUDIT COMMITTEE REPORT

BACKGROUND

         The Audit Committee of the Board of Directors of ANTs fulfills a fiduciary role for the Board of Directors, as they represent the Shareholders, by providing a direct supervisory link to the independent auditors. The Board of Directors acts upon the recommendations or advice of the Audit Committee, which has no responsibility to make decisions and take actions separate from the Board of Directors. In its role, the Audit Committee undertakes the following advisory or consultative tasks:

o select the independent audit firm to be employed or nominate the independent auditor for shareholder approval
o consult with the independent auditor on their plan of audit for the Company
o review, with the independent auditor, their report of audit and their letter
o consult, with the independent auditor, on the adequacy of internal controls

         The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and to report the results of their activities to the Board. The reporting process is the responsibility of Company Management: they prepare the Company's financial statements, while the independent auditors are responsible for auditing those financial statements.

         The committee membership must meet the requirements of the Audit Committee policy of the NASDAQ Stock Market. Accordingly, all of the members are directors independent of management and free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of independent judgment as a committee member. Accordingly, officers or employees of the company do not serve on the committee.

         The Audit Committee is composed of three uncompensated, non-management, members of the Board who are selected by the Board, based upon their prior experience in Audit Committee matters, their availability as required for review of these matters, and their individual independence and objectivity. At least one member must have had employment as a senior officer with financial oversight responsibilities. All members of the Audit Committee are free of any relationship that would interfere with the exercise of independent judgment by them.

SPECIFIC REQUIRED ITEMS FOR THE PRESENT REPORT OF THE ANTS AUDIT COMMITTEE

         In support of the Proxy Statement, the Audit Committee provides this present report for the Company's proxy statement. The following disclosure, as required, appears over the printed names of each member of the Audit Committee. The members of the Audit Committee have signed the current disclosure.

MEETINGS

         The Audit Committee held four meetings during the fiscal year ended December 31, 2005.

         The Committee met with the Company's outside accountants at two of the four meetings, and reviewed their findings, suggestions and plans for continuing audits. The Committee discussed strengthening controls as the Company grows into operations and out of research and development, the company's plans for compliance with certain provisions of Sarbanes Oxley and the accounting issues related to revenue recognition. The Audit Committee believes that the Committee has an excellent and forthright working relationship with the Company's Audit Firm, Burr, Pilger & Mayer, LLP. The Audit Committee selected Burr, Pilger & Mayer, LLP to serve as the Company's independent accountants for the current fiscal year.

AUDIT COMMITTEE REPORT

         The following is the report of the Audit Committee with respect to our audited financial statements for the fiscal year ended December 31, 2005.

         We reviewed and discussed with management ANTs' audited financial statements for the year ended December 31, 2005. In addition, we discussed with Burr, Pilger & Mayer, LLP, the matters required by Statements on Accounting Standards No. 61, "Communications with Audit Committees." Also we received from Burr, Pilger & Mayer, LLP, the written disclosures required by the Independence Standards Board Standard No. 1 and have discussed with Burr, Pilger & Mayer, LLP, its independence from ANTs. Based upon this information and these materials we recommend to the Board of directors that the audited financial statements be included in ANTs Form 10-KSB for filing with the Securities and Exchange Commission.

Thomas Holt
John R. Gaulding
Robert Kite

                              SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the annual meeting following the close of the 2006 fiscal year (whether or not intended for inclusion in the Company's proxy statement and form of proxy relating to such meeting) must be received by the Company on or before December 31, 2006.


         In accordance with a notice sent to stockholders who share a single address, we are sending only one Annual Report and one Notice of Meeting and Proxy Statement to that address unless we receive contrary instructins from any stockholder at that address. This procedure, known as "householding," is designed to reduce printing costs, mailing costs and fees.

         Stockholders residing at such an address who wish to receive separate copies of the Annual Report or Proxy Statement in the future and stockholders who are receiving multiple copies of these materials now and wish to receive just one set of materials in the future should write to ADP ICS, Attn:
Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call 800-542-1061 to request a change.




                                 OTHER BUSINESS

         The Company knows of no other matters to be submitted to Shareholders at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of Proxy to vote the shares they represent in accordance with their best judgment. BY ORDER OF THE BOARD OF DIRECTORS

                                     /S/ KENNETH RUOTOLO
                                     -----------------------------------
                                     KENNETH RUOTOLO, SECRETARY

APRIL 18, 2006

===============================================================================
         ALL  SHARHEOLDERS  ARE URGED TO COMPLETE,  DATE, SIGN
         AND  RETURN  THE  ACCOMPANYING   PROXY  CARD  IN  THE
         ENCLOSED POSTAGE PAID ENVELOPE. THANK YOU.
===============================================================================

                                   APPENDIX A
                               ANTS SOFTWARE INC.
     PROPOSED AMENDMENT TO RESTATED AND AMENDED CERTIFICATE OF INCORPORATION

         The undersigned, Boyd Pearce, hereby certifies that:

         ONE: He is the Chief Executive Officer of ANTs software inc., a Delaware corporation (the "Corporation"). The original Certificate of Incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on October 6, 2000. Amended and Restated Certificates of Incorporation were filed with the Secretary of State of the State of Delaware on November 16, 2000 and May 19, 2003. The Corporation was originally incorporated in the State of Delaware under the name "ANTs software.com, Inc."

         TWO: Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, the Amended and Restated Certificate of Incorporation of this Corporation is amended and restated to read in full as follows:

ARTICLE  I

                  The name of the corporation is ANTs software inc.

ARTICLE  II

                  The address of the Corporation's registered office in the State of Delaware is 615 South Dupont Highway, Dover, DE 19901, County of Kent. The name of its registered agent at such address is National Corporate Research, Ltd.

ARTICLE  III

                  The purpose for which the Corporation is organized is to engage in any business, trade or activity which may lawfully be conducted by a corporation organized under the General Corporation Law of the State of Delaware.

ARTICLE  IV

                  (A) CLASSES OF STOCK. The Corporation is authorized to issue two classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares, which the Corporation is authorized to issue, is Two Hundred Fifty Million (250,000,000). Two Hundred Million (200,000,000) shares shall be Common Stock, each share with a par value of $0.0001, and Fifty Million (50,000,000) shares shall be Preferred Stock, each share with a par value of $0.0001.

                  (B) RIGHTS, PREFERENCES AND RESTRICTIONS OF PREFERRED STOCK. The Preferred Stock authorized by this Amended and Restated Certificate of Incorporation may be issued from time to time in series. The Board of Directors is hereby authorized to create, fix and alter the rights, preferences, privileges and restrictions granted to or imposed upon series of Preferred Stock, and the number of shares constituting any such series and the designation thereof, or of any of them. Subject to compliance with applicable protective voting rights which have been or may be granted to the Preferred Stock or series thereof in Certificates of Designation or the corporation's Amended and Restated Certificate of Incorporation ("Protective Provisions"), but notwithstanding any other rights of the Preferred Stock or any series thereof, the rights, privileges, preferences and restrictions of any such additional series may be subordinated to, PARI PASSU with (including, without limitation, inclusion in provisions with respect to liquidation and acquisition preferences, redemption and/or approval of matters by vote or written consent), or senior to any of those of any present or future class or series of Preferred or Common Stock. Subject to compliance with applicable Protective Provisions, the Board of Directors is also authorized to increase or decrease the number of shares of any series, prior or subsequent to the issue of that series, but not below the number of shares of such series then outstanding. In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status that they had prior to the adoption of the resolution originally fixing the number of shares of such series.

ARTICLE  V

                  (A) LIMITATION OF DIRECTOR LIABILITY. To the fullest extent that the Delaware General Corporation Law, as it exists on the date hereof or may hereafter be amended, permits the limitation or elimination of the liability of directors, a director of the Corporation shall not be liable to the Corporation or its stockholders for any monetary damages for conduct as a director. Neither any amendment to or repeal of this Certificate or amendment to the Delaware General Corporations Law nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Certificate shall adversely affect any right or protection of a director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

                  (B) INDEMNIFICATION. To the fullest extent not prohibited by law, the Corporation: (i) shall indemnify any person who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise (including an action, suit or proceeding by or in the right of the Corporation), by reason of the fact that the person is or was a director of the Corporation, and (ii) may indemnify any person who is made, or threatened to be made, a party to an action, suit or proceeding, whether civil, criminal, administrative, investigative, or otherwise (including an action, suit or proceeding by or in the right of the Corporation), by reason of the fact that the person is or was an officer, director, employee or agent of the Corporation, or a fiduciary (within the meaning of the Employee Retirement Income Security Act of 1974), with respect to any employee benefit plan of the Corporation, or serves or served at the request of the Corporation as a director, officer, employee or agent of, or as a fiduciary (as defined above) of an employee benefit plan of, another corporation, partnership, joint venture, trust or other enterprise. This Certificate shall not be deemed exclusive of any other provision for the indemnification of directors, officers, employees, or agents that may be included in any statute, bylaw, agreement, resolution of shareholders or directors or otherwise, both as to action in any official capacity and action in any other capacity while holding office, or while an employee or agent of the Corporation.

ARTICLE  VI

                  In furtherance of, and not in limitation of, the powers conferred by statute, the Board of Directors is expressly authorized to make, alter, amend or repeal the Bylaws of the Corporation.

ARTICLE VII

                  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in any manner now or hereafter prescribed by statute and all rights conferred upon stockholders herein are granted subject to this reservation.

         THREE: This Amended and Restated Certificate of Incorporation was duly adopted by the Board of Directors of the Corporation in accordance with Section 242 of the General Corporation Law of the State of Delaware.

         FOUR: This Amended and Restated Certificate of Incorporation was duly adopted by the vote of the holders of a majority of the outstanding shares of the Corporation entitled to vote thereon in accordance with Section 242 of the General Corporation Law of the State of Delaware.

         FIVE: This Amended and Restated Certificate of Incorporation was duly adopted in accordance with Sections 242 and 245 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by Boyd Pearce, its duly authorized officer, on this 10th day of May 10, 2006, and the foregoing facts stated herein are true.

                                               BY:   BOYD PEARCE
                                               -----------------------
                                               BOYD PEARCE,
                                               CHIEF EXECUTIVE OFFICER

                             PRELIMINARY PROXY CARD

ANTs software inc.

                               700 AIRPORT BLVD.

SUITE 300

BURLINGAME, CA 94010

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time May 8, 2006. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time May 8, 2006. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage-paid envelope we've provided or return it to ANTs software inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
                              ANTSSW          KEEP THIS PORTION FOR YOUR RECORDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                             DETACH AND RETURN THIS PORTION ONLY
              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
================================================================================
ANTs software inc.

Vote on Proposals

     The Board recommends a vote FOR Items 1, 2 and 3.

                                                                       For   Against   Abstain

1. Election of two Class 3 directors.

          Nominee:   01) Francis K. Ruotolo                              / /         / /          / /

          Nominee:   02) John R. Gaulding                                / /         / /          / /

                                                                       For  Against  Abstain

2.   Proposal to approve an amendment to the Company's                   / /         / /          / /
     Certificate of Incorporation to increase the authorized
     shares of common stock by 100,000,000 shares to
     200,000,000 shares of common stock.

                                                                       For  Against  Abstain

3.   Proposal to ratify the selection of Burr, Pilger &                  / /         / /          / /
     Mayer, LLP, as independent accountants for the
     Company for the year ending December 31, 2006.

For address changes and/or comments,
please check this box and write them on the back where indicated                 / /


Please indicate if you plan to attend this meeting            / /      / /
                                                              Yes      No

-----------------------------------------        -------------------------------

     Please  mark  and  sign   exactly  as  your  name  appears  on  your  Share
Certificate. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If shares are held by joint tenants or as community property, each person should sign. If a corporation, this signature should be that of an authorized officer who should state his or her title. If a partnership, this signature should be that of an authorized person who should state his or her title.

===============================================================
Signature [PLEASE SIGN WITHIN BOX]   Date

===============================================================
Signature (Joint Owners)   Date

================================================================================

                               ANTs software inc.

PROXY                                                                      PROXY

THIS PROXY IS SOLICITED  ON BEHALF OF THE BOARD OF  DIRECTORS  OF ANTS  SOFTWARE
INC.

     The undersigned Shareholder of ANTs software inc., a Delaware corporation (the "Company") hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement dated April 18, 2006, and appoints Kenneth Ruotolo and Clifford Hersh, and each of them, attorney-in-fact and proxy of the undersigned, each with power of substitution, to attend, vote and act, from time to time, for the undersigned at the Meeting of Shareholders of ANTs software inc. to be held at the Doubletree Hotel, 835 Airport Blvd., Burlingame, California, on May 9, 2006, at 2:00 p.m., or at any other location, and any adjournments or postponements thereof, according to the number of shares of Common Stock of the Company which the undersigned may be entitled to vote, and with all of the powers which the undersigned would possess if personally present, hereby revoking any proxy to vote such shares heretofore given, and hereby ratifying and confirming all that such attorneys and proxies, or any of them, may lawfully do by virtue hereof.

     THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS IN THE MANNER DESCRIBED IN THE PROXY STATEMENT, AND FOR PROPOSALS 2 AND 3. IF THIS PROXY IS EXECUTED IN ANY MANNER SO AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS, IT SHALL BE DEEMED TO GRANT SUCH AUTHORITY.

     If this proxy is properly executed and returned, the shares represented hereby will be voted in the manner set forth herein. This proxy will be voted as the proxies deem advisable on such proper business as may come before the meeting of the shareholders or pursuant to consent to act or otherwise as provided by Delaware law.

     IF VOTING BY MAIL, PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. IF VOTING BY TELEPHONE OR INTERNET, PLEASE USE INSTRUCTIONS ON REVERSE.

       ------------------------------------------------------------------
          Address Changes/Comments: ___---_______________________________

       ------------------------------------------------------------------
       ------------------------------------------------------------------

                (If you noted any address changes/comments above,
                  please mark corresponding box on other side.)

================================================================================